EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3

EXHIBIT B:
  Attachment to item 77Q1:
  Exhibits
 - - - - - - - - - - - - - - - - - - - - - - - - - -


EXHIBIT A:

Credit Suisse Warburg Pincus Growth Fund
10-F3 Transactions
For the Period of March 1, 2001 through August 31, 2001

FUND: Credit Suisse Warburg Pincus Growth Fund
OFFERING: L-3 Communicatins
DATE: 04/25/2001
BROKER: Lehman
PRICE: $80.00
PAR/SHARES: 800
% OF OFFERING: 0.01%
% OF ASSETS: 2.08%
SYNDICATE MEMBER: CS First Boston





EXHIBIT B:
SUB-ITEM 77Q1: Exhibits (4)
(1)Amendment to the By-Laws of Warburg, Pincus Aggressive Growth
   Fund, Inc.
(2)Articles of Amendment of Articles of Incorporation of Credit Suisse Warburg Pincus Aggressive Growth Fund, Inc.
(3)Articles of Amendment of Articles of Incorporation of Warburg,
   Pincus Aggressive Growth Fund, Inc.
(4)Amendment to the By-Laws of Credit Suisse Warburg, Pincus Aggressive Growth Fund, Inc.



(1)                    Amendment to the By-Laws
                                  of
                 Warburg, Pincus Aggressive Growth Fund, Inc.

Pursuant to Article VIII of the By-Laws of Warburg, Pincus
Aggressive Growth Fund, Inc., the name has changed to Credit
Suisse Warburg Pincus Growth Fund, Inc.

Dated the 2nd July, 2001


(2)                      ARTICLES OF AMENDMENT
                                 OF
                      ARTICLES OF INCORPORATION
                                 OF
            CREDIT SUISSE WARBURG PINCUS AGGRESSIVE GROWTH FUND, INC. CREDIT SUISSE WARBURG PINCUS AGGRESSIVE GROWTH FUND, INC.

(the "Corporation"), a corporation organized and existing under and by virtue of the Maryland General Corporation Law, herby certifies that:FIRST: Article II of the Charter of the Corporation is amended to read as follows:
ARTICLE II
NAME
The name of the corporation is Credit Suisse Warburg Pincus
Growth Fund, Inc.
SECOND:  The amendment is limited to a change expressly
permitted by 2-605 of the Maryland General Corporation Law to be
made without action by the stockholders, the amendment was approved by a majority of the entire Board of Directors and that the Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.
THIRD:  The above amendment to the Charter shall become
effective as of July 2nd , 2001.
IN WITNESS WHEREOF, the undersigned officers of the
Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and, under penalty of perjury, to the best of the knowledge, information and belief of each of them, the matters and facts contained herein with respect to authorization and approval are true in all material respects.
DATE: June 29th , 2001
/s/Hal Liebes

Hal Liebes
Vice President and Secretary
ATTEST:
/s/Gregory N. Bressler
Gregory N. Bressler
Assistant Secretary



(3)                      ARTICLES OF AMENDMENT
                                  OF
                       ARTICLES OF INCORPORATION
                                  OF
                 WARBURG, PINCUS AGGRESSIVE GOWTH FUND, INC.
Warburg, Pincus Aggressive Growth Fund, Inc. (the
"Corporation"), a corporation organized and existing under and by virtue of the Maryland General Corporation Law, hereby certifies that:
FIRST: Article II of the Charter of the Corporation is amended to read as follows:
ARTICLE II
NAME
The name of the corporation is Credit Suisse Warburg
Pincus Aggressive Growth  Fund, Inc.
SECOND: The above amendment to the Charter was unanimously approved by the Board of Directors. The amendment is limited to a change expressly permitted by 2-605 of the Maryland General Corporation Law to be made without action by the stockholders and the Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.
THIRD: The above amendment to the Charter shall become effective as of March 26, 2001.
IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and that, to the best of their knowledge, information and belief, the matters and facts contained herein with respect to authorization and approval are true in all material respects, under penalties of perjury.

DATE: February 27, 2001
/s/Hal Liebes

Hal Liebes
Vice President and Secretary


ATTEST:
/s/Gregory N. Bressler
Gregory N. Bressler
Assistant Secretary


(4)                    Amendment to the By-Laws
                                 of
                  Warburg, Pincus Aggressive Growth Fund, Inc.

Pursuant to Article VIII of the By-Laws of Warburg, Pincus
Aggressive Growth Fund, Inc., the name has changed to Credit
Suisse Warburg Pincus Aggressive Growth Fund, Inc.

Dated the 26th day of March, 2001